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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       AUGUST 1, 2001
                                                 ----------------------------


                                TICKETS.COM, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                    000-27893                 06-1424841
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


555 ANTON BOULEVARD, 11TH FLOOR, COSTA MESA, CALIFORNIA            92626
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      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code        (714) 327-5400
                                                      -------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibit.

              4.1 Amendment No. 1 to Registration Rights Agreement dated August 1, 2001 by and among Tickets.com, Inc., General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar LLC, Ardara US Direct Investment Inc., International Capital Partners, Inc., Profit Sharing Trust, Sports Capital Partners, L.P., Sports Capital Partners (Cayman Islands), L.P., Sports Capital Partners CEV, LLC and the other persons set forth on Schedule I attached thereto.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TICKETS.COM, INC.
                                              -----------------
                                                (Registrant)


Date: August 3, 2001                          By /s/ ERIC BAUER
                                                 -------------------------------
                                                 Name: Eric Bauer
                                                 Title: Chief Financial Officer



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                                INDEX TO EXHIBITS


 Exhibit No.                       Description
 -----------                       -----------

    4.1 Amendment No. 1 to Registration Rights Agreement dated August 1, 2001 by and among Tickets.com, Inc., General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar LLC, Ardara US Direct Investment Inc., International Capital Partners, Inc., Profit Sharing Trust, Sports Capital Partners, L.P., Sports Capital Partners (Cayman Islands), L.P., Sports Capital Partners CEV, LLC and the other persons set forth on Schedule I attached thereto.